Income Taxes	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 8:- INCOME TAXES

a.	Corporate tax rates:

The corporate tax rate in Israel in 2020, 2019 and 2018 was 23%.

b.	Net operating losses carryforward:

The Company has accumulated losses for tax purposes as of December 31, 2020 in the amount of approximately $96,385 which may be carried forward and offset against taxable income in the future for an indefinite period.

c.	Deferred taxes:

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The Company’s deferred tax assets are comprised of operating loss carryforwards and other temporary differences.

Significant components of the Company’s deferred tax assets are as follows:

	December 31,
	2020	2019

Reserves and allowances	$190	$173
Temporary differences	3,644	2,204
Issuance costs	957	-
Loss carryforward	22,168	15,406

Deferred tax assets before valuation allowance	26,959	17,783
Less - valuation allowance	(26,959)	(17,783)

Net deferred tax assets	$-	$-

Management currently believes that since the Company has a history of losses, and there is uncertainty with respect to future taxable income of the Company, it is more likely than not that the deferred tax assets will not be utilized in the foreseeable future. Thus, a full valuation allowance was provided to reduce deferred tax assets to their realizable value.

In 2019 and 2018, the main reconciling item of the Company’s statutory tax rate of 23% and the effective tax rate of 0% is tax loss carryforwards, for which a full valuation allowance was provided.

d.	Tax assessment:

The Company has net operating losses from prior tax periods which may be subjected to examination in future periods. As of December 31, 2020, the Company’s tax years until December 31, 2015 are subject to the statute of limitation in Israel.